UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2023

CRANE HOLDINGS, CO.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

Delaware	1-1657	88-0706021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 First Stamford Place Stamford CT	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 203-363-7300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01	Regulation FD.

On January 23, 2023, Crane Company (“Crane Company”), a wholly-owned subsidiary of Crane Holdings, Co. (the “Company”), filed an amendment to its Registration Statement on Form 10 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the Company’s previously announced plan to spin-off the Company’s Aerospace & Electronics, Process Flow Technologies and Engineered Materials segments to the Company’s stockholders (the “Spin-Off”). Upon consummation of the Spin-Off, Crane Company will be an independent, publicly traded company. A copy of the amendment to the Registration Statement is accessible by searching for filings by Crane Company (CIK: 0001944013) on the SEC’s Edgar reporting system, which can be found at http://www.sec.gov/edgar/searchedgar/companysearch.html. A copy can also be found on the Company’s website at https://www.craneco.com under “Financial Reports and Filings” under the Investors tab.

As further described in the Registration Statement, the Company’s board of directors has declared a distribution to the Company’s stockholders of one share of Crane Company common stock for every one share of the Company’s common stock they own as of 5:00 p.m. New York City time on March 23, 2023, the record date for the distribution. The distribution is expected to be effective at 5:00 p.m. New York City time on April 3, 2023. Upon completion of, and subject to, the distribution, the Company will be renamed to “Crane NXT, Co.” and it is expected that, beginning on April 4, 2023, the Company will trade on the New York Stock Exchange (the “NYSE”) under the ticker symbol “CXT” and Crane Company will trade on the NYSE under the ticker symbol “CR”. Completion of the distribution is conditioned upon the satisfaction or waiver of certain conditions, including the SEC having declared effective the Registration Statement, as set forth in the form of Separation and Distribution Agreement filed with the SEC as part of the Registration Statement.

The information set forth in this Item 7.01 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements relating to the planned Spin-Off, the expected timing of the transaction and the anticipated benefits of the transaction. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “plan(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, it can give no assurance that its expectations will be attained.

Risks and uncertainties that could cause actual results to differ materially from the Company’s expectations include, but are not limited to: changes in global economic conditions (including inflationary pressures) and geopolitical risks, including macroeconomic fluctuations that may harm the Company’s business, results of operation and stock price; the effects of the ongoing coronavirus pandemic on the Company’s business and the global and U.S. economies generally; information systems and technology networks failures and breaches in data security, personally identifiable and other information, non-compliance with the Company’s contractual or other legal obligations regarding such information; potential exposure from numerous lawsuits for asbestos-related personal injury; the Company’s ability to source components and raw materials from suppliers, including disruptions and delays in the Company’s supply chain; demand for the Company’s products, which is variable and subject to factors beyond its control; governmental regulations and failure to comply with those regulations; fluctuations in the prices of the Company’s components and raw materials; loss of personnel or being able to hire and retain additional personnel needed to sustain and grow the Company’s business as planned; risks from environmental liabilities, costs, litigation and violations that could adversely affect the Company’s financial condition, results of operations, cash flows and reputation; risks associated with conducting a substantial portion of the Company’s business outside the U.S.; being unable to identify or complete acquisitions, or to successfully integrate the businesses the Company acquires, or complete dispositions; adverse impacts from intangible asset impairment charges; potential product liability or warranty claims; being unable to successfully develop and introduce new products, which would limit the Company’s ability to grow and maintain its competitive position and adversely affect its financial condition, results of operations and cash flow; significant competition in the Company’s markets; additional tax expenses or exposures that could affect the Company’s financial condition, results of operations and cash flows; inadequate or ineffective internal controls; specific risks relating to the Company’s reportable segments, including Aerospace & Electronics, Process Flow Technologies, Payment & Merchandising Technologies and Engineered Materials; the ability and willingness of the Company and Crane Company to meet and/or perform their obligations under any contractual arrangements that are entered into among the parties in connection with the Spin-Off and any of their obligations to indemnify, defend and hold the other party harmless from and against various claims, litigation and liabilities; and the ability to achieve some or all the benefits that the Company expects to achieve from the Spin-Off.

All forward-looking statements set forth in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business or operations. Forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date hereof, and the Company does not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE HOLDINGS, CO.

January 23, 2023

	By:	/s/ Anthony M. D’Iorio
	Name:	Anthony M. D’Iorio
	Title:	Senior Vice President,
General Counsel and Secretary

4